Exhibit 10.125
                                 --------------

March 14, 2003

FROM:             S. Brewer Enterprises, Inc.

TO:               Commodore Applied Technologies
                  Attn.: James DeAngelis

SUBJ:             CONVERSION OF PRINCIPAL BALANCE AND INTEREST
                  OF BREWER NOTE.

REF:              (1) Amended and Restated Promissory Note October 29,2002
                  (2) Registration Rights Agreement October 29, 2002
                  (3) Warrant to Purchase Shares of Common Stock of Commodore
                      Applied Technologies, Inc.
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This is to notify Commodore Applied Technologies, Inc. (the "Maker") that S.
Brewer Enterprises, Inc. (the "Payee") intends to exercise its conversion rights under the provisions of Ref.(1) effective Friday March 14, 2003. The conversion will include the entirety of the loan principal balance ($250,000.00) and unpaid interest due on March 3, 2003 ($36,562.50). Per Ref. (1), the conversion price shall be based on the five-day look-back method.

                 ----------------------------------- ---------------------------
                                Day                         Closing Price
                 ----------------------------------- ---------------------------
                 March 14, 2003                      $0.02250
                 ----------------------------------- ---------------------------
                 March 13, 2003                      $0.02513
                 ----------------------------------- ---------------------------
                 March 12, 2003                      $0.02000
                 ----------------------------------- ---------------------------
                 March 11, 2003                      $0.02000
                  ----------------------------------- --------------------------
                 March 10, 2003                      $0.02100
                  ----------------------------------- --------------------------
                              Average                $0.021726
                 ----------------------------------- ---------------------------

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                  Brewer Note Conversion Notice March 14, 2003

                Principal                        $ 250,000.00
                Interest                         $  36,562.50
                                                 ------------
                                                 $ 286,562.50
                Share Average                    $   0.021726
                                                 ------------
                Conversion Shares                  13,189,842
                                                 ============


/s/ Shelby T. Brewer                                          March 14, 2003
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Shelby T. Brewer                                                    Date